UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________

FORM 8-K
__________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 10, 2017

KBS REAL ESTATE INVESTMENT TRUST, INC.
(Exact Name of Registrant as Specified in Its Charter)
______________________________________________________

Maryland	000-52606	20-2985918
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

800 Newport Center Drive, Suite 700
Newport Beach, California 92660
(Address of principal executive offices)

Registrant's telephone number, including area code: (949) 417-6500

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS
Initial Liquidating Distribution Authorized
On January 27, 2017, the stockholders of KBS Real Estate Investment Trust, Inc. (the “Company”) approved the sale of all of the Company’s assets and the Company’s dissolution pursuant to the terms of the Company’s plan of complete liquidation and dissolution (the “Plan of Liquidation”). Pursuant to the Plan of Liquidation, on March 10, 2017, the Company’s board of directors authorized an initial liquidating distribution in the amount of $1.00 per share of common stock to the Company’s stockholders of record as of the close of business on March 21, 2017. The initial liquidating distribution will be paid on or about March 24, 2017 and will be funded from proceeds from asset sales.
As disclosed in the Company’s Definitive Proxy Statement, filed with the SEC on November 10, 2016 (the “Definitive Proxy Statement”), the Company estimated that if it is able to successfully implement the Plan of Liquidation, the range in net proceeds from liquidation and, therefore, the amount of cash that the Company’s stockholders would receive for each share of the Company’s common stock that they then hold, could range between approximately $3.27 and $3.68 per share. This initial liquidating distribution will reduce the estimated range of liquidating distributions per share to be received by the Company’s stockholders by $1.00 per share.
Adjustment to Redemption Price under Share Redemption Program
As previously reported, the Company’s share redemption program was amended so that the redemption price per share of the Company’s common stock eligible for redemption is based upon the estimated range of liquidating distributions as disclosed in the Company’s Definitive Proxy Statement and any liquidating distributions declared by the Company’s board of directors.  Specifically, the share redemption program sets the redemption price per share of the Company’s common stock eligible for redemption at (a) $3.475 (which represents the mid-point of the estimated range of liquidating distributions of $3.27 to $3.68 per share) less (b) the amount of any liquidating distributions on such share declared by the Company’s board of directors that have a record date prior to the redemption date for such share.  In connection with the approval by the Company’s board of directors of the initial liquidating distribution of $1.00 per share (described above) to be paid on or about March 24, 2017, effective commencing with the March 31, 2017 redemption date, the redemption price for all shares eligible for redemption will be equal to $2.475.
The Company will report any future changes to the redemption price in a Current Report on Form 8-K or in its annual or quarterly reports, all publicly filed with the SEC.  The Company’s share redemption program continues to limit redemptions to redemptions sought in connection with a stockholder’s death, “qualifying disability” or “determination of incompetence” (each as defined in the share redemption program).  The share redemption program provides that the Company may amend, suspend or terminate the program for any reason upon 10 (ten) days’ notice to the Company’s stockholders. The Company may provide notice by including such information (a) in a Current Report on Form 8-K or in its annual or quarterly reports, all publicly filed with the SEC or (b) in a separate mailing to the stockholders.
Forward-Looking Statements
The foregoing includes forward-looking statements within the meaning of the Federal Private Securities Litigation Reform Act of 1995. The Company intends that such forward-looking statements be subject to the safe harbors created by Section 21E of the Securities Exchange Act of 1934, as amended. These statements include statements regarding the intent, belief or current expectations of the Company and members of its management team, as well as the assumptions on which such statements are based, and generally are identified by the use of words such as “may,” “will,” “seeks,” “anticipates,” “believes,” “estimates,” “expects,” “plans,” “intends,” “should” or similar expressions. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date they are made. The Company undertakes no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time, unless required by law. Such statements are subject to known and unknown risks and uncertainties which could cause actual results to differ materially from those contemplated by such forward-looking statements. The Company makes no representation or warranty (express or implied) about the accuracy of any such forward-looking statements. These statements are based on a number of assumptions involving the judgment of management.
There are many factors that may affect the amount of liquidating distributions the Company will ultimately pay to its stockholders, including, among other things, the ultimate sale price of each asset, changes in market demand for office, industrial and bank branch properties during the liquidation process, the amount of taxes, transaction fees and expenses relating to the liquidation and dissolution, and unanticipated or contingent liabilities arising after the date of the Definitive Proxy Statement. No assurance can be given as to the amount of liquidating distributions the Company will ultimately pay to its stockholders. If the Company underestimated its existing obligations and liabilities or if unanticipated or contingent liabilities arise, the amount of liquidating distributions ultimately paid to the Company’s stockholders could be less than estimated.

Forward-looking statements also depend on factors such as: future economic, competitive and market conditions; the Company’s ability to maintain occupancy levels and lease rates at its real estate properties; the Company’s ability to sell its real estate properties at the times and at the prices it expects; the ability of the Company to make strategic asset sales to fund its short and long-term liquidity needs; the Company’s ability to successfully operate and sell certain of its properties given the concentration of these properties in the financial services sector; the borrowers under the Company’s real estate loan investments continuing to make required payments under the loan documents; the Company’s advisor’s limited experience operating and selling bank branch properties; and other risks identified in the Proxy Statement, in Part I, Item 1A of the Company’s Annual Report on Form 10-K for the year ended December 31, 2015 and in Part II, Item 1A of the Company’s Quarterly Report on Form 10-Q for the period ended June 30, 2016, each as filed with the SEC. Actual events may cause the value and returns on the Company’s investments to be less than that used for purposes of determining the Company’s estimated range of liquidating distributions.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KBS REAL ESTATE INVESTMENT TRUST, INC.

Dated: March 14, 2017	BY:	/s/ Jeffrey K. Waldvogel
Jeffrey K. Waldvogel
Chief Financial Officer